                                                                       EXHIBIT A
                                                                    Page 1 of 20
                         MIDAMERICAN ENERGY HOLDINGS COMPANY
                         CONSOLIDATED STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)


                                              Consolidated                    MidAmerican                                 Midwest
                                               MidAmerican                      Energy      MidAmerican    MidAmerican    Capital
                                             Energy Holdings                   Holdings       Energy         Capital       Group
                                                Company        Eliminations     Company       Company        Company       Inc.(b)
                                             --------------    ------------   -----------   -----------    ----------    ---------
Operating Revenues                              $ 1,649,341    $      (151)   $     --      $ 1,554,235    $     --      $    1,140

Operating Expenses                                1,356,987           (151)         --        1,249,597         3,578         1,866
                                                -----------    -----------    ----------    -----------    ----------    ----------

Operating Income (Loss)                             292,354           --            --          304,638        (3,578)         (726)
                                                -----------    -----------    ----------    -----------    ----------    ----------

Other Income                                         11,660         (2,330)         --           (4,074)        5,793         1,962

Income From Subsidiaries                               --         (136,103)      122,764             (6)       16,640        (3,295)

Fixed Charges                                       117,506         (2,330)         --           92,036        27,757           510
                                                -----------    -----------    ----------    -----------    ----------    ----------

Income Before Taxes                                 186,508       (136,103)      122,764        208,522        (8,902)       (2,569)

Income Tax Expense (Benefit)                         66,803           --            --           84,098        (9,530)         (281)
                                                -----------    -----------    ----------    -----------    ----------    ----------

Income From Continuing Operations                   119,705       (136,103)      122,764        124,424           628        (2,288)

Income (Loss) From Discontinued Operations (a)        3,059           --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Net Income                                      $   122,764    $  (136,103)   $  122,764    $   124,424    $      628    $   (2,288)
                                                ===========    ===========    ==========    ===========    ==========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of Intercoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.

                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                    Page 2 OF 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)


                                                Dakota Dunes                                       MWR        Cimmred     Cornhusker
                                                Development    Middlewood           CBEC         Capital      Capital      Railcar
                                                  Company      Mall, Inc.          Railway         Inc.       Company      Service
                                                -----------    -----------       -----------    ----------    ----------  ----------
Operating Revenues                              $     3,198    $     5,480       $      --      $     --      $   (1,397)  $    568

Operating Expenses                                    4,333          4,205                 7            16           192        488
                                                -----------    -----------       -----------    ----------    ----------   ---------

Operating Income (Loss)                              (1,135)         1,275                (7)          (16)       (1,589)        80
                                                -----------    -----------       -----------    ----------    ----------   ---------

Other Income                                             82         (3,005)             --            --              39        --

Income From Subsidiaries                               --             --                --            --            --          --

Fixed Charges                                         1,849          2,223              --              43           303          4
                                                -----------    -----------       -----------    ----------    ----------   ---------

Income Before Taxes                                  (2,902)        (3,953)               (7)          (59)       (1,853)        76

Income Tax Expense (Benefit)                         (1,857)        (1,703)               (1)         (177)       (3,415)        31
                                                -----------    -----------       -----------    ----------    ----------   ---------

Income From Continuing Operations                    (1,045)        (2,250)               (6)          118         1,562         45

Income (Loss) From Discontinued Operations             --             --                --            --            --          --
                                                -----------    -----------       -----------    ----------    ----------   ---------

Net Income                                      $    (1,045)   $    (2,250)      $        (6)   $      118    $    1,562   $     45
                                                ===========    ===========       ===========    ===========   ===========   ========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of Intercoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                    Page 3 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)


                                                                  Cimmred      Cimmred        MWR
                                                                  Energy       Leasing     Investments                  UNITRAIN,
                                                AmGas Inc.      Company (b)    Company       Inc. (b)   TTP, Inc. (b)     Inc.
                                                -----------    -----------     ----------   -----------  -------------  ---------
Operating Revenues                              $    73,492    $       330    $       83    $       873    $     --      $   10,982

Operating Expenses                                   76,213            879           102            795            67         8,290
                                                -----------    -----------    ----------    -----------    ----------    ----------

Operating Income (Loss)                              (2,721)          (549)          (19)            78           (67)        2,692
                                                -----------    -----------    ----------    -----------    ----------    ----------

Other Income                                           --                1          --              419         1,521           (72)

Income From Subsidiaries                               --             --            --             --            --            --

Fixed Charges                                          --             --            --             --            --              48
                                                -----------    -----------    ----------    -----------    ----------    ----------

Income Before Taxes                                  (2,721)          (548)          (19)           497         1,454         2,572

Income Tax Expense (Benefit)                         (1,156)          (258)          (73)           254           509         1,268
                                                -----------    -----------    ----------    -----------    ----------    ----------

Income From Continuing Operations                    (1,565)          (290)           54            243           945         1,304

Income (Loss) From Discontinued Operations (a)           --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Net Income                                      $    (1,565)   $      (290)   $       54    $       243    $      945    $    1,304
                                                ===========    ===========    ==========    ===========    ==========    ==========


(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                    Page 4 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)


                                                                                             InterCoast     InterCoast
                                                                                              Ventures        Power           IWG
                                                  DCCO (a)      IWG Co. 3      IWG Co. 4      Company        Company       Co. 8 (b)
                                                -----------    -----------    ----------    -----------    ----------    ----------
Operating Revenues                              $         1    $        77    $     --      $      --      $     --      $     --

Operating Expenses                                       46            192           556            136            68           388
                                                -----------    -----------    ----------    -----------    ----------    ----------

Operating Income (Loss)                                 (45)          (115)         (556)          (136)          (68)         (388)
                                                -----------    -----------    ----------    -----------    ----------    ----------

Other Income                                            330         (6,058)         --           (2,129)          124        (4,760)

Income From Subsidiaries                               --             --            --             --            --            --

Fixed Charges                                            18           --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Income Before Taxes                                     267         (6,173)         (556)        (2,265)           56        (5,148)

Income Tax Expense (Benefit)                            112         (2,488)          (20)          (875)           53        (2,138)
                                                -----------    -----------    ----------    -----------    ----------    ----------

Income From Continuing Operations                       155         (3,685)         (536)        (1,390)            3        (3,010)

Income (Loss) From Discontinued Operations (a)          417           --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Net Income                                      $       572    $    (3,685)   $     (536)   $    (1,390)   $        3    $   (3,010)
                                                ===========    ===========    ==========    ===========    ==========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                    Page 5 of 20
                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)


                                                                InterCoast    InterCoast      Iowa-
                                                                   Gas         Energy        Illinois      InterCoast    InterCoast
                                                                Marketing   Marketing and    Ventures      Investment      Global
                                                 IWG Co. 9       Company    Services Co.(b)    Inc.         Group(b)     Management
                                                -----------    -----------  --------------  ---------      ----------    ----------
Operating Revenues                              $      --      $      --      $        9    $      --      $     --      $     --

Operating Expenses                                       55             37            97             43           643           134
                                                -----------    -----------    ----------    -----------    ----------    ----------

Operating Income (Loss)                                 (55)           (37)          (88)           (43)         (643)         (134)
                                                -----------    -----------    ----------    -----------    ----------    ----------

Other Income                                         (1,058)         5,499            11            (47)          189          --

Income From Subsidiaries                               --             --            --             --            --            --

Fixed Charges                                          --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Income Before Taxes                                  (1,113)         5,462           (77)           (90)         (454)         (134)

Income Tax Expense (Benefit)                           (446)         2,141           (15)           (36)         (158)          (47)
                                                -----------    -----------    ----------    -----------    ----------    ----------

Income From Continuing Operations                      (667)         3,321           (62)           (54)         (296)          (87)

Income (Loss) From Discontinued Operations (a)           --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Net Income                                      $      (667)   $     3,321    $      (62)   $       (54)   $     (296)   $      (87)
                                                ===========    ===========    ==========    ===========    ==========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                    Page 6 of 20
                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)

                                                InterCoast                    InterCoast    Continental       GED
                                                 Capital        InterCoast       Power         Power         Energy
                                                 Company       Oil & Gas(f)  Marketing Co.   Exchange(f)   Services(f)
                                                -----------    -----------    ----------    -----------    ----------
Operating Revenues                              $      --      $      --        $    421    $      --      $     --

Operating Expenses                                    1,803            417         1,238            599            58
                                                -----------    -----------    ----------    -----------    ----------

Operating Income (Loss)                              (1,803)          (417)          (817)         (599)          (58)
                                                -----------    -----------    ----------    -----------    ----------

Other Income                                         19,223           --            --             --            --

Income From Subsidiaries                               --             --            --             --            --

Fixed Charges                                          --           (4,955)         --             --            --
                                                -----------    -----------    ----------    -----------    ----------

Income Before Taxes                                  17,420          4,538          (817)          (599)          (58)

Income Tax Expense (Benefit)                          1,725          1,873          (318)          (245)          (24)
                                                -----------    -----------    ----------    -----------    ----------

Income From Continuing Operations                    15,695          2,665          (499)          (354)          (34)

Income (Loss) From Discontinued Operations (a)          --           4,012           --          (1,396)           26
                                                -----------    -----------    ----------    -----------    ----------

Net Income                                      $    15,695    $     6,677    $     (499)   $    (1,750)   $       (8)
                                                ===========    ===========    ==========    ===========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                                                       EXHIBIT A
                                                                    Page 7 of 20
                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)

                                                Consolidated                  MidAmerican                                 Midwest
                                                MidAmerican                     Energy      MidAmerican    MidAmerican    Capital
                                               Energy Holdings                 Holdings       Energy         Capital       Group
                                                  Company      Eliminations    Company        Company        Company      Inc. (b)
                                               --------------  ------------   ------------  -----------    -----------   ----------

Retained Earnings, Beginning of Year            $   426,683    $  (529,787)   $  426,926    $   387,107    $   65,839    $  (25,917)

Net Income                                          122,764       (136,103)      122,764        124,424           628        (2,288)

Cash Dividends Declared                             118,828       (118,828)      118,828        118,828          --            --

Noncash Dividends Declared                             --           (3,285)         --             --            --            --

Other Deducts                                            30            (30)           30             30          --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Retained Earnings, End of Year                  $   430,589    $  (543,747)   $  430,832    $   392,673    $   66,467    $  (28,205)
                                                ===========    ===========    ==========    ===========    ==========    ==========


(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                    Page 8 of 20
                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)


                                                Dakota Dunes                                   MWR           Cimmred     Cornhusker
                                                Development    Middlewood        CBEC         Capital        Capital      Railcar
                                                  Company      Mall, Inc        Railway        Inc.          Company      Service
                                                ------------   ------------   -----------   -----------    ----------    ----------
Retained Earnings, Beginning of Year            $    (5,335)   $    (5,403)   $     --      $     5,166    $    1,629    $    1,273

Net Income                                           (1,045)        (2,250)           (6)           118         1,562            45

Cash Dividends Declared                                --             --            --             --            --            --

Noncash Dividends Declared                             --             --            --             --             996          --

Other Deducts                                          --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Retained Earnings, End of Year                  $    (6,380)   $    (7,653)   $       (6)   $     5,284    $    2,195    $    1,318
                                                ===========    ===========    ==========    ===========    ==========    ==========


(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)


                                                                       EXHIBIT A
                                                                    Page 9 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)


                                                                Cimmred        Cimmred          MWR
                                                                 Energy        Leasing      Investments                  UNITRAIN,
                                                 AmGas Inc.    Company (b)     Company        Inc. (b)     TTP, Inc. (b)   Inc.
                                                -------------  ------------   ----------    ------------   ------------- ----------
Retained Earnings, Beginning of Year            $      (986)   $      (367)   $        4    $   (19,070)   $    1,241    $    2,690

Net Income                                           (1,565)          (290)           54            243           945         1,304

Cash Dividends Declared                                --             --            --             --            --            --

Noncash Dividends Declared                             --             --            --              315         1,974          --

Other Deducts                                          --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Retained Earnings, End of Year                  $    (2,551)   $      (657)   $       58    $   (19,142)   $      212    $    3,994
                                                ===========    ===========    ==========    ===========    ==========    ==========


(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)


                                                                     EXHIBIT A
                                                                   Page 10 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)


                                                                                              InterCoast     InterCoast
                                                  DCCO                                         Ventures        Power       IWG Co.
                                                 Inc. (a)      IWG Co. 3       IWG Co. 4       Company        Company       8 (b)
                                                ----------     -----------    -----------    ------------   -----------   ----------
Retained Earnings, Beginning of Year            $     2,773    $    18,957    $   (2,634)   $    (2,685)   $     (555)   $  (1,296)

Net Income                                              572         (3,685)         (536)        (1,390)            3       (3,010)

Cash Dividends Declared                                --             --            --             --            --           --

Noncash Dividends Declared                             --             --            --             --            --           --

Other Deducts                                          --             --            --             --            --           --
                                                -----------    -----------    ----------    -----------    ----------    ---------

Retained Earnings, End of Year                  $     3,345    $    15,272    $   (3,170)   $    (4,075)   $     (552)   $  (4,306)
                                                ===========    ===========    ==========    ===========    ==========    =========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)


                                                                       EXHIBIT A
                                                                   Page 11 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)

                                                                               InterCoast
                                                                InterCoast       Energy        Iowa-
                                                                   Gas         Marketing      Illinois      InterCoast   InterCoast
                                                                Marketing     and Services    Ventures      Investment    Global
                                                  IWG Co. 9      Company         Co. (b)        Inc.        Group (b)    Management
                                                ------------   -----------    ------------  -------------  -----------   ----------

Retained Earnings, Beginning of Year            $     5,582    $       375    $      (65)   $      --      $     --      $     --

Net Income                                             (667)         3,321           (62)           (54)         (296)          (87)

Cash Dividends Declared                                --             --            --             --            --            --

Noncash Dividends Declared                             --             --            --             --            --            --

Other Deducts                                          --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Retained Earnings, End of Year                  $     4,915    $     3,696    $     (127)   $       (54)   $     (296)   $      (87)
                                                ===========    ===========    ==========    ===========    ==========    ==========


(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                   Page 12 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)

                                                                                                            InterCoast
                                                 InterCoast                    InterCoast    InterCoast       Power      Continental
                                                  Capital      InterCoast        Sierra        Oil &         Marketing     Power
                                                  Company      Windriver         Power         Gas (f)       Company     Exchange(f)
                                                ------------   -----------    -----------   -----------    -----------   -----------
Retained Earnings, Beginning of Year            $    84,518    $       (99)   $      (25)   $    17,110    $     (252)   $      (31)

Net Income                                           15,695           --            --            6,677          (499)       (1,750)

Cash Dividends Declared                                --             --            --             --            --            --

Noncash Dividends Declared                             --             --            --             --            --            --

Other Deducts                                          --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------

Retained Earnings, End of Year                  $   100,213    $       (99)   $      (25)   $    23,787    $     (751)   $   (1,781)
                                                ===========    ===========    ==========    ===========    ==========    ==========


(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                   Page 13 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (in thousands)



                                                                 GED Energy
                                                                 Services (f)
                                                                --------------
Retained Earnings, Beginning of Year                            $         --

Net Income                                                                 (8)

Cash Dividends Declared                                                   --

Noncash Dividends Declared                                                --

Other Deducts                                                             --
                                                               ---------------

Retained Earnings, End of Year                                            $(8)
                                                               ===============


(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.

                                                                       EXHIBIT A
                                                                   Page 14 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1995
                                 (in thousands)

                                              Consolidated                    MidAmerican
                                               MidAmerican                      Energy      MidAmerican    MidAmerican    Midwest
                                             Energy Holdings                   Holdings       Energy         Capital      Capital
                                                Company        Eliminations     Company       Company        Company      Group (b)
                                              -------------    ------------   ----------    -----------    -----------   ----------

Gross Utility Plant                             $ 4,681,604    $    (3,003)   $     --      $ 4,684,607    $     --      $     --
Less:  Accumulated Utility Depreciation           2,027,055           (939)         --        2,027,994          --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
     Net Utility Plant                            2,654,549         (2,064)         --        2,656,613          --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
Investment in Subsidiaries                             --       (1,598,932)    1,225,715          2,224       366,687         4,306
Other Property and Investments                      646,456         (5,520)         --           96,503        28,838        15,265
Power Purchase Contract                             212,148           --            --          212,148          --            --
Investment in Discontinued Operations               174,694          4,326          --           16,560       136,132            --
Current Assets                                      364,706        (39,793)         --          308,424         5,588        45,155
Other Assets                                        414,938         (2,000)         --          411,889         2,128         2,012
                                                -----------    -----------    ----------    -----------    ----------    ----------
     Total Assets                               $ 4,467,491    $(1,643,983)   $1,225,715    $ 3,704,361    $  539,373    $   66,738
                                                ===========    ===========    ==========    ===========    ==========    ==========

Common Shareholders' Equity                     $ 1,225,715    $(1,599,176)   $1,225,715    $   956,871    $  218,787    $   50,301
Preferred Shares, not subject to
  mandatory redemption                               89,945           --            --           89,945          --            --
Preferred Shares, subject to
  mandatory redemption                               50,000           --            --           50,000          --            --
Long-Term Debt (excluding current portion)        1,403,322         (8,613)         --        1,109,298       295,000         7,056
                                                -----------    -----------    ----------    -----------    ----------    ----------
     Total Capitalization                         2,768,982     (1,607,789)    1,225,715      2,206,114       513,787        57,357
                                                -----------    -----------    ----------    -----------    ----------    ----------
Power Purchase Contract                             112,700           --            --          112,700          --            --
Current Liabilities                                 543,979        (40,370)         --          457,689        45,215        10,201
Other Liabilities                                 1,041,830          4,176          --          927,858       (19,629)         (820)
                                                -----------    -----------    ----------    -----------    ----------    ----------

     Total Liabilities and Capitalization       $ 4,467,491    $(1,643,983)   $1,225,715    $ 3,704,361    $  539,373    $   66,738
                                                ===========    ===========    ==========    ===========    ==========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                   Page 15 of 20


                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1995
                                 (in thousands)


                                              Dakota Dunes                                     MWR          Cimmred     Cornhusker
                                              Development       Middlewood       CBEC         Capital       Capital      Railcar
                                                Company         Mall, Inc.      Railway        Inc.         Company      Service
                                              ------------     -----------    ----------    -----------    ----------   ----------

Gross Utility Plant                             $      --      $      --      $     --      $      --      $     --      $     --
Less:  Accumulated Utility Depreciation                --             --            --             --            --
     Net Utility Plant                                 --             --            --             --            --            --
Investment in Subsidiaries                             --             --            --             --            --            --
Other Property and Investments                       42,140         16,630         2,487         23,037            28         1,017
Power Purchase Contract                                --             --            --             --            --            --
Investment in Discontinued Operations                  --             --            --             --            --            --
Current Assets                                        1,257          1,916          (254)         2,454         9,445         2,510
Other Assets                                            425             11          --             --            --             316
                                                -----------    -----------    ----------    -----------    ----------    ----------
     Total Assets                               $    43,822    $    18,557    $    2,233    $    25,491    $    9,473    $    3,843
                                                ===========    ===========    ==========    ===========    ==========    ==========

Common Shareholders' Equity                     $    11,815    $    (7,509)   $    2,224    $     1,578    $    6,065    $    2,727
Preferred Shares, not subject to
  mandatory redemption                                 --             --            --             --            --            --
Preferred Shares, subject to
  mandatory redemption                                 --             --            --             --            --            --
Long-Term Debt (excluding current portion)             --             --            --             --            --             581
                                                -----------    -----------    ----------    -----------    ----------    ----------
     Total Capitalization                            11,815         (7,509)        2,224          1,578         6,065         3,308
                                                -----------    -----------    ----------    -----------    ----------    ----------
Power Purchase Contract                                --             --            --             --            --            --
Current Liabilities                                  30,195         27,304             9           (710)          480           518
Other Liabilities                                     1,812         (1,238)         --           24,623         2,928            17
                                                -----------    -----------    ----------    -----------    ----------    ----------
     Total Liabilities and Capitalization       $    43,822    $    18,557    $    2,233    $    25,491    $    9,473    $    3,843
                                                ===========    ===========    ==========    ===========    ==========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                   Page 16 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1995
                                 (in thousands)


                                                                Cimmred        Cimmred         MWR
                                                                Energy         Leasing      Investments                  UNITRAIN,
                                                AmGas Inc.     Company (b)     Company       Inc. (b)      TTP, Inc. (b)   Inc.
                                                ----------     -----------    ----------    -----------    ------------  ----------

Gross Utility Plant                             $      --      $      --      $     --      $      --      $     --      $     --
Less:  Accumulated Utility Depreciation                --             --            --             --            --
     Net Utility Plant                                 --             --            --             --            --
Investment in Subsidiaries                             --             --            --             --            --
Other Property and Investments                        5,466             79        31,013         23,395         3,156         9,199
Power Purchase Contract                                --             --            --             --            --            --
Investment in Discontinued Operations                  --             --            --             --            --            --
Current Assets                                       10,717            268           308         (1,465)          (23)          911
Other Assets                                             31             67          --             --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
     Total Assets                               $    16,214    $       414    $   31,321    $    21,930    $    3,133    $   10,110
                                                ===========    ===========    ==========    ===========    ==========    ==========

Common Shareholders' Equity                     $     4,251    $       343    $       59    $    19,804    $    1,582    $    5,943
Preferred Shares, not subject to
  mandatory redemption                                 --             --            --             --            --            --
Preferred Shares, subject to
  mandatory redemption                                 --             --            --             --            --            --
Long-Term Debt (excluding current portion)             --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
     Total Capitalization                             4,251            343            59         19,804         1,582         5,943
                                                -----------    -----------    ----------    -----------    ----------    ----------
Power Purchase Contract                                --             --            --             --            --            --
Current Liabilities                                  12,208             71            29           (166)           23           110
Other Liabilities                                      (245)          --          31,233          2,292         1,528         4,057
                                                -----------    -----------    ----------    -----------    ----------    ----------
     Total Liabilities and Capitalization       $    16,214    $       414    $   31,321    $    21,930    $    3,133    $   10,110
                                                ===========    ===========    ==========    ===========    ==========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                   Page 17 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1995
                                 (In thousands)

                                                                                            InterCoast     InterCoast
                                                  DCCO                                       Ventures        Power           IWG
                                                Inc. (a)        IWG Co. 3     IWG Co. 4      Company        Company       Co. 8 (b)
                                                -----------    ------------   ----------    -----------    ----------    ----------

Gross Utility Plant                             $      --      $      --      $     --      $      --      $     --      $     --
Less:  Accumulated Utility Depreciation                --             --            --             --            --            --
Net Utility Plant                                      --             --            --             --            --            --
Investment in Subsidiaries                             --             --            --             --            --            --
Other Property and Investments                         --           50,474         2,321            177         1,386        10,633
Power Purchase Contract                                --             --            --             --            --            --
Investment in Discontinued Operations                (4,326)          --            --             --            --            --
Current Assets                                       12,295         11,551        11,575         (3,754)         (985)      (17,471)
Other Assets                                           --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
Total Assets                                    $     7,969    $    62,025    $   13,896    $    (3,577)   $      401    $   (6,838)
                                                ===========    ===========    ==========    ===========    ==========    ==========

Common Shareholders' Equity                     $     8,148    $    15,273    $   (3,168)   $    (4,073)   $     (552)   $   (4,305)
Preferred Shares, not subject to
  mandatory redemption                                 --             --            --             --            --            --
Preferred Shares, subject to
  mandatory redemption                                 --             --            --             --            --            --
Long-Term Debt (excluding current portion)             --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
Total Capitalization                                  8,148         15,273        (3,168)        (4,073)         (552)       (4,305)
                                                -----------    -----------    ----------    -----------    ----------    ----------
Power Purchase Contract                                --             --            --             --            --            --
Current Liabilities                                    (179)          --            --                5          --           1,046
Other Liabilities                                      --           46,752        17,064            491           953        (3,579)
                                                -----------    -----------    ----------    -----------    ----------    ----------
Total Liabilities and Capitalization            $     7,969    $    62,025    $   13,896    $    (3,577)   $      401    $   (6,838)
                                                ===========    ===========    ==========    ===========    ==========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                       EXHIBIT A
                                                                   Page 18 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1995
                                 (in thousands)


                                                                            InterCoast
                                                               InterCoast     Energy          Iowa-
                                                                  Gas       Marketing        Illinois,      InterCoast    InterCoast
                                                               Marketing       and           Ventures,      Investment      Global
                                                 IWG Co. 9      Company   Services Co. (b)     Inc.          Group (b)    Management
                                                -----------    ---------- ----------------  ------------   -----------   ----------
Gross Utility Plant                             $      --      $      --      $     --      $      --            --
Less:  Accumulated Utility Depreciation                --             --            --             --            --            --
Net Utility Plant                                      --             --            --             --            --            --
Investment in Subsidiaries                             --             --            --             --            --            --
Other Property and Investments                        8,304            288          --             --           2,703          --
Power Purchase Contract                                --             --            --             --            --            --
Investment in Discontinued Operations                  --             --            --             --            --            --
Current Assets                                       (3,599)         3,388          (159)           (54)         (363)          (86)
Other Assets                                           --             --               1           --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
Total Assets                                    $     4,705    $     3,676    $     (158)   $       (54)   $    2,340    $      (86)
                                                ===========    ===========    ==========    ===========    ==========    ==========

Common Shareholders' Equity                     $     4,916    $     3,697    $     (126)   $       (54)   $    2,353    $      (86)
Preferred Shares, not subject to
  mandatory redemption                                 --             --            --             --            --            --
Preferred Shares, subject to
  mandatory redemption                                 --             --            --             --            --            --
Long-Term Debt (excluding current portion)             --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
Total Capitalization                                  4,916          3,697          (126)           (54)        2,353           (86)
                                                -----------    -----------    ----------    -----------    ----------    ----------
Power Purchase Contract                                --             --            --             --            --            --
Current Liabilities                                    --             --            --             --            --            --
Other Liabilities                                      (211)           (21)          (32)          --             (13)         --
                                                -----------    -----------    ----------    -----------    ----------    ----------
Total Liabilities and Capitalization            $     4,705    $     3,676    $     (158)   $       (54)   $    2,340    $      (86)
                                                ===========    ===========    ==========    ===========    ==========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)

                                                                      EXHIBIT A
                                                                   Page 19 of 20
                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1995
                                 (in thousands)

                                                InterCoast                    InterCoast    InterCoast     InterCoast   Continental
                                                 Capital        InterCoast      Sierra        Oil &          Power         Power
                                                 Company        Windriver       Power         Gas (f)     Marketing Co. Exchange(f)
                                               ------------    ------------   -----------   ------------  ------------- -----------
Gross Utility Plant                             $      --      $      --      $     --      $      --      $     --      $     --
Less:  Accumulated Utility Depreciation                --             --            --             --            --            --
Net Utility Plant                                      --             --            --             --            --            --
Investment in Subsidiaries                             --             --            --             --            --            --
Other Property and Investments                      277,295           --            --             --           142            --
Power Purchase Contract                                --             --            --             --            --            --
Investment in Discontinued Operations                  --             --            --           23,790          --          (1,780)
Current Assets                                        5,874           (100)          (41)          --          (783)           --
Other Assets                                             41           --            --             --            17            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
Total Assets                                    $   283,210    $      (100)   $      (41)   $    23,790    $     (624)   $   (1,780)
                                                ===========    ===========    ==========    ===========    ==========    ==========

Common Shareholders' Equity                     $   281,184    $       (99)   $      (24)   $    23,790    $     (751)   $   (1,780)
Preferred Shares, not subject to
  mandatory redemption                                 --             --            --             --            --            --
Preferred Shares, subject to
  mandatory redemption                                 --             --            --             --            --            --
Long-Term Debt (excluding current portion)             --             --            --             --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
Total Capitalization                                281,184            (99)          (24)        23,790          (751)       (1,780)
                                                -----------    -----------    ----------    -----------    ----------    ----------
Power Purchase Contract                                --             --            --             --            --            --
Current Liabilities                                     174           --            --             --             127          --
Other Liabilities                                     1,852             (1)          (17)          --            --            --
                                                -----------    -----------    ----------    -----------    ----------    ----------
Total Liabilities and Capitalization            $   283,210    $      (100)   $      (41)   $    23,790    $     (624)   $   (1,780)
                                                ===========    ===========    ==========    ===========    ==========    ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.


                                   (CONTINUED)


                                                                       EXHIBIT A
                                                                   Page 20 of 20

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                          CONSOLIDATING BALANCE SHEETS
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1995
                                 (in thousands)



                                                         GED Energy
                                                         Services(f)
                                                         ----------

 Gross Utility Plant                                     $       --
 Less:  Accumulated Utility Depreciation                         --
      Net Utility Plant                                          --
 Investment in Subsidiaries                                      --
 Other Property and Investments                                  --
 Power Purchase Contract                                         --
 Investment in Discontinued Operations                           (8)
 Current Assets                                                  --
 Other Assets                                                    --
                                                         ----------
      Total Assets                                              $(8)
                                                         ==========

 Common Shareholders' Equity                                     (8)
 Preferred Shares, not subject to
   mandatory redemption                                          --
 Preferred Shares, subject to
   mandatory redemption                                          --
 Long-Term Debt (excluding current portion)                      --
                                                         ----------
      Total Capitalization                                       (8)
                                                         ----------
 Power Purchase Contract                                         --
 Current Liabilities                                             --
 Other Liabilities                                               --
                                                         ----------
      Total Liabilities and Capitalization                      $(8)
                                                         ==========

(a) The Company's construction subsidiaries were recorded as discontinued operations at September 30, 1994.
(b) ENEREX Inc. is accounted for in Cimmred Energy Company; Capital Center II Limited Partnership and Capital Center III Limited Partnership are accounted for in Midwest Capital Group, Inc.; Edge Technologies, Inc., Utech Venture Capital Corporation, and McLeod Inc. are accounted for in MWR Investments, Inc.; Founders Trust Company is accounted for in InterCoast Investment Group, Inc.; Synergics, Inc. is accounted for under IWG Co. 8.; Tenaska III Texas Partners is accounted for in TPP, Inc.; Medallion
     California Properties Company and InterCoast Gas Services (OK) are accounted for under InterCoast Oil & Gas Co.; Terra Blue Company is accounted for in InterCoast Energy Marketing & Services; Mycotech is accounted for under MidAmerican Capital Company.
(c) There was no activity for InterCoast Trade & Resources in 1995, however, there was in 1996.
(d)  InterCoast Gas Services (DE) was formed in 1996.
(e) During the second quarter of 1996, InterCoast Energy Company changed its name to MidAmerican Capital Company. In addition, a new subsidiary was formed under MidAmerican Capital Company, named InterCoast Energy Company.
(f) Operations of InterCoast Oil and Gas Co., Continental Power Exchange, and GED Energy Services were discontinued in September 1996.